Exhibit 32.2 - Certification of Principal Financial Officer and Secretary

CERTIFICATION IN ACCORDANCE WITH
18 U.S.C. SECTION 1350
AS ADOPTED BY
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 10-KSB of Internet America, Inc. (the “Company”) for the year ending June 30, 2007, as filed with the Securities and Exchange commission on the date hereof (the “Report”), I, Jennifer S. LeBlanc, Chief Financial Officer and Secretary of the Company, certify in accordance with 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Jennifer S. LeBlanc
Jennifer S. LeBlanc Chief Financial Officer and Secretary Date: September 27, 2007